UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 30, 2005
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

357 Castro Street, Suite 5
Mountain View, California    94041
(Address of principal executive offices including zip code)

(650) 938-8815
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02.    Results of Operations and Financial Condition.

     On September 30, 2005, the Registrant issued a press release regarding it results of operations for its second quarter of fiscal 2005. A copy of the press release issued by the Registrant concerning the Registrant's results of operations for its second quarter of fiscal 2005 is furnished as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ MALI KUO Mali Kuo Chief Executive Officer

Date: September 30, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 30, 2005. (PDF) Also furnished in PDF format as a courtesy.